UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2025

Morgan Stanley Direct Lending Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2025, DLF Financing SPV LLC (“DLF LLC”), a Delaware limited liability company and wholly owned subsidiary of Morgan Stanley Direct Lending Fund (the “Company”), entered into a sixth amendment (the “Sixth Amendment”) to that certain Revolving Credit and Security Agreement, dated as of October 14, 2020 (as amended, restated or otherwise modified from time to time, the “BNP Funding Facility”), by and among DLF LLC, as the borrower, the Company, as the Equityholder and the Servicer, the Lenders party thereto, U.S. Bank Trust Company, National Association, as Collateral Agent, and BNP Paribas, as Administrative Agent (the “Administrative Agent”).

The Sixth Amendment amended certain terms of the BNP Funding Facility to provide for, among other things, (i) a reduction in the applicable margin during the reinvestment period for each applicable reference rate from 2.25% per annum to 1.95% per annum and (ii) a reduction in the applicable margin following the reinvestment period for each applicable reference rate from 2.75% per annum to 2.45% per annum.

Borrowings under the BNP Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Sixth Amendment and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Amendment No. 6 to the Revolving Credit and Security Agreement, dated as of September 24, 2025, by and among DLF LLC, as borrower, Morgan Stanley Direct Lending Fund, as the Equityholder and the Servicer, the Lenders party thereto, U.S. Bank Trust Company, National Association, as Collateral Agent, and BNP Paribas, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY DIRECT LENDING FUND

Date: September 29, 2025	By:	/s/ David Pessah
David Pessah
Chief Financial Officer